iShares®

iShares U.S. ETF Trust

Supplement dated March 19, 2020 (the “Supplement”)

to the Summary Prospectus, Prospectus and

Statement of Additional Information, each dated February 28, 2020 (the “SAI”) for the iShares Interest Rate Hedged High Yield Bond ETF (HYGH) and iShares Interest Rate Hedged Emerging Markets Bond ETF (EMBH) (collectively, the “Funds” and each a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

Effective immediately, each Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:

Changes to the cover page for each Fund’s Prospectus and Summary Prospectus

The sentence on the cover of each Fund’s Prospectus and Summary Prospectus that reads “[t]he SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus” is deleted in its entirety and replaced with the following:

The SEC and Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this prospectus.

Change to each Fund’s Principal Investment Strategies

The section of each Fund’s Prospectus and Summary Prospectus is amended to add the following:

The CFTC has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).

Changes to the Fund’s Summary of Principal Risks

The section of each Fund’s Prospectus and Summary Prospectus entitled “Summary of Principal Risks” is revised to add the following:

Commodity Regulatory Risk. The Fund is deemed a commodity pool and BFA is considered a “commodity pool operator” with respect to the

Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges. The CFTC has proposed a new set of speculative position limit rules which are not yet finalized (or effective). If the CFTC successfully implements these position limits, the size or duration of positions available to the Fund may be severely limited.

Changes to the Fund’s Further Discussion of Principal Risks

The section of each Fund’s Prospectus entitled “A Further Discussion of Principal Risks” is revised to add the following:

Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by NFA. The regulatory requirements governing the use of commodity futures, or options on commodity futures, certain swaps or certain other investments could change at any time.

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges. The CFTC has proposed a new set of speculative position limit rules which are not yet finalized (or effective). If the CFTC successfully implements these position limits, the size or duration of positions available to the Fund may be severely limited.

Changes to each fund’s Investment Advisor

The section of each Fund’s Prospectus entitled “‘Investment Advisor’ – ‘Management’” is revised to add the following:

BFA is considered a “commodity pool operator” with respect to the Fund under the CEA and is therefore subject to regulation by the SEC and the CFTC with respect to the Fund.

Changes to the Funds’ Investment Strategies and Risks

The sixth paragraph of the section of the Funds’ SAI entitled “Investment Strategies and Risks of the Funds” is deleted in its entirety and replaced with the following:

The Commodity Futures Trading Commission (“CFTC”) has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Funds’ potential use of CFTC-regulated futures, options and swaps above the prescribed levels, each is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).

The first Paragraph of the section of the Funds’ SAI under the “Regulation Regarding Derivatives” sub-heading on page 8 of is deleted in its entirety and replaced with the following:

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. NDF contracts and cash-settled currency forwards as well as futures, options on futures, currency options and swaps entered into by the Fund will be treated as CFTC Derivatives for these purposes, whereas physically-settled foreign currency forward contracts generally will not be treated as CFTC Derivatives. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments. rsAccordingly, BFA, each Fund’s investment adviser, has registered as a “commodity pool operator” and is subject to CFTC regulation with respect to each Fund.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-HYGH+EMBH-0320

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